Exhibit 99.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-63080, 333-51504, 333-44418, 333-40476, 333-36228, 333-95933, 333-95279, 333-87533) and on Form S-3 (Nos. 333-39958, 333-38006, 333-8000, 333-36832) of Critical Path, Inc. of our report dated February 5, 2003, except for Note 10 for which the date is March 25, 2003 and Note 22 for which the date is December 22, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Current Report on Form 8-K dated December 24, 2003.

/s/ PricewaterhouseCoopers LLP

San Jose, California
December 24, 2003

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